UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010, Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Kavilco Incorporated Newsletter

Fall 2022

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents has not been included.

Dividend Declaration

On November 10, 2022, the board of directors declared a cash dividend of $65.00 per share. This includes $27.67 per share of long term capital gain.

This dividend was paid to shareholders of record as of November 10, 2022. The board of directors and management are constantly monitoring the financial arena to better our returns. The dividend was paid on November 18, 2022.

As of November 10, 2022, Kavilco has made over 59 million dollars in payments to shareholders; $59,403,378 dollars to be exact. We have distributed more than the entire net worth of Kavilco.

In 1990, shareholders elected to have Kavilco become a registered investment company which is exempt from federal income tax. This means that Kavilco Incorporated has saved shareholders 16,283,760 in corporate taxes. These tax savings are passed on to the shareholder resulting in higher dividends. Since 1990, a person who owns 100 shares is 135,698 dollars richer because Kavilco is an investment company that is exempt from federal income tax.

Please Welcome New Shareholders

Thomas P. Gillen, Sr., Thomas P. Gillen, Jr., Dawn M. Mill, Ronald L. Gillen, and Jodie L. Guggenbickur

Words From Your President, Louis Jones, Sr.

The 2022 KHHF Auction and donations reached an all-time high, nearing $10,000.00 with still more money trickling in from those unable to attend our annual dinner and auction.

Kavilco and the Kasaan Haida Heritage Foundation would like to express the highest level of appreciation for the generosity of Kavilco Shareholders and friends. Everyone was in a festive mood. I think that after two years of not having the annual dinner and auction, our shareholders and friends were quite happy to get together again.

The dollar auction again, was fast and furious with five new young people snapping up the dollar bills without a moment of hesitation. The straight auction was the most competitive we have ever seen. This happens, I believe, because the monies raised are for a good cause.

Scott Burns, Our Chief Financial Officer was also honored at the Annual Meeting and Dinner for 40 years of dedicated service. Scott has been a rock for Kavilco and we were so grateful to be able to honor him with a plaque, a bear carving by Mike Jones, OVK President, and a beautiful drum by artist Ardath Peterson.

Thank you again Scott for all you have done for Kavilco.

Thank you,

/s/ Louis L. Jones, Sr., President

Chief Financial Officer’s Report

Mr. Burns started with a discussion of last year’s minutes. The Biden administration and the Federal Reserve claimed that the 6.2% inflation rate was transitory. Mr. Burns took exception to these comments based on the renowned economist, Milton Friedman, who stated that inflation is the result of too much money chasing too few goods. In the last two years congress has passed and an unprecedented $5 trillion in additional spending and this action is the primary driver of inflation.

Inflation remains elevated and has shown minimal signs of easing. This was evident in the September reports on producer (wholesale) rose 8.5% and the Consumer Price Index (CPI) rose 8.2%, year over year (historically, when the CPI is above 5% the Fed actions always result in a recession). The most troubling aspect was that core prices, which exclude the more volatile form and energy components, remained elevated for both measures. If inflation were computed according to the 1970’s methodology, it would be 15%.

In today’s environment, the Fed is acting alone in curbing inflation. The administration has no plans to reduce inflation.

This is disheartening from two perspectives. First, in the 1970’s and early 1980’s the Fed worked in conjunction with congress to defeat inflation. The Fed increased interest rates to oppressively high yields while the Reagan administration reduced spending and some regulatory requirements. The result was two deep recessions before inflation was defeated. Now, only the Fed is fighting inflation while congress has no plans to decrease spending. Accordingly, inflation will not be tamed soon despite several interest rate increases in the future.

The normal progression of events when the Fed starts tightening causes major damage to the financial markets, which is clear today with bear markets in the stock market and bond markets. This is followed by a decline in the economy.

Supporting this contention, economic indicators are pointing to a recession such as an inverted yield curve, decline in housing starts and prices, and, according to a University Michigan Consumer Sentiment Index, the rapid drop in consumer confidence. Britain’s economy is shrinking, and nineteen European countries are in a recession. And from the public sector, FedEx’s CEO predicts a recession in 2023.

When the Fed commits to taming inflation, the first major development is an increase in short-term interest rates. The 90-day Treasury bills have been in an upwards trajectory with no end in sight.

Because of the possibility of a recession the board adopted the strategy recommended by the Bank Credit Analyst. Basically, conservative investors who are more concerned about a 12–18-month time horizon and who are relatively more focused on capital preservation should now begin to reduce their equity exposure to underweight. Accordingly, the portfolio will gradually transition from a equity portfolio to a short-term Treasury Bond portfolio.

Mr. Burns concluded to state that he was surprised and honored to be recognized for his 40 years of service to Kavilco and its shareholders. The success of the corporation would not be possible without the unending support

Kavilco’s Privacy Policy

The Company has adopted the following privacy Policy:

This Privacy Policy sets forth our policies with respect to non-public personal information of our shareholders and former shareholders. These policies apply to individuals only and may be changed at any time, provided a notice of such change is provided to you.

You may provide us from time to time with personal, non-public information about you, such as your address, your social security number, and information about your family. We do not disclose your personal non-public information to anyone, except as follows:

- We may disclose your personal non-public information if you direct us to do so, or if we are required by applicable law to do so.

We seek carefully to safeguard your private information and, to that end, we restrict access to non-public personal information about you to those employees who need to know the information to enable us to provide services to you.

None of your personal, non-public information may be accessed by anyone on our website. This Privacy Policy will be mailed to all shareholders in this annual fall newsletter.

Kavilco Election Results

Laird A. Jones, Melanie Young, and Eleanor Hadden were all reelected to the Kavilco Board of Directors.

A total of 57.0% of the vote was returned this year by shareholders which was a increase of 5.0% from last year. Anything under 50% will require that Kavilco hold a second Annual Meeting and may result in a lower dividend distribution to shareholders.

It is important that you vote every year.